UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2012

SOLAR POWER, INC.

(Exact name of registrant as specified in its charter)

California	000-50142	20-4956638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2240 Douglas Boulevard, Suite 200

Roseville, California 95661-3875

(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 29, 2012, Solar Power, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original Form 8-K”) reporting that on June 27, 2012, the Company acquired 100% of the outstanding shares of Solar Green Technology S.p.A. (“SGT”), an Italian limited liability (Joint Stock) company pursuant to an Acquisition and Stock Purchase Agreement dated as of June 25, 2012.

This Current Report on Form 8-K/A amends the Original Form 8-K to provide the historical financial statements of SGT and its subsidiaries required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheets of SGT and subsidiaries as of December 31, 2011 and 2010, the related consolidated statements of income and cash flows for each of the years then ended, and the notes related thereto, are attached hereto as Exhibit 99.1 to this Amendment and incorporated herein by reference. Such financial statements of SGT were prepared in accordance with Italian accounting principles that are consistent with the Italian Civil Code. Accounting principles generally accepted in Italy vary in certain significant respects from U.S. generally accepted accounting principles (U.S. GAAP). Information relating to the nature and effect of such differences is presented in Note 23 to the SGT consolidated financial statements.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information for the year ended December 31, 2011, and the notes thereto, is attached hereto as Exhibit 99.2 to this Amendment and incorporated herein by reference. The unaudited pro forma consolidated financial information includes adjustments to convert the basis of the historical financial statements of SGT from accounting principles generally accepted in Italy to U.S. GAAP and to translate Euro amounts into U.S. dollars.

(d)	Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of KPMG S.p.A., Independent Registered Public Accounting Firm

99.1	The audited consolidated balance sheets of SGT and subsidiaries as of December 31, 2011 and 2010, the related consolidated statements of income and cash flows for the years then ended, and the notes related thereto

99.2	The unaudited pro forma condensed combined financial information for the year ended December 31, 2011, and the notes thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: September 20, 2012	/s/ James Pekarsky
James Pekarsky
Chief Financial Officer